                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549

                           --------------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):

JUNE 12, 1997

-------------------------------------------------------


AMERICAN CINEMASTORES, INC.
-------------------------------------------------------
(Exact name of registrant as specified in its charter)


DELAWARE                               0-23138            95-4374952

--------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number)    (IRS Employer
 of incorporation)                                     Identification No.)

2300 S. EASTERN AVENUE, CITY OF COMMERCE, CALIFORNIA 90040

------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code (213) 725-4955.

                             AMERICAN CINEMASTORES, INC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    On June 12, 1997, American CinemaStores, Inc. (The "Company") acquired 100% of the common stock of Susan Burrowes, Ltd., a California Corporation, ("SBL").

    (b) PRO FORMA FINANCIAL INFORMATION.

    Corrected Pro Forma financial statements for the period ended May 31, 1997, and the audited balance sheet for the 12 month period ending February 28, 1997, are being provided.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             AMERICAN CINEMASTORES, INC.



                             By: /s/ Christopher J. Ebert
                                ---------------------------------------------
                                Christopher J. Ebert, Chief Financial Officer

Date: June 30, 1997

                             AMERICAN CINEMASTORES, INC.

ITEM 2.  ACQUISITION OF ASSETS.

    The control of the assets of SBL represented by the acquisition of one hundred percent (100%) of the common stock of SBL was acquired by the Company on June 12, 1997, pursuant to the Stock Purchase Agreement. SBL is engaged in the design, manufacture, and distribution of moderately priced women's apparel items. SBL was incorporated in California in 1978. The mailing address of SBL's executive offices is 2300 S. Eastern Avenue, City of Commerce, California 90040; the telephone number is (213) 725-4955.

    Currently, SBL's major business activities are focused in the design and merchandizing of wholesale women's apparel in the areas of career dressing for sizes ranging from petite, missy and women's, incorporating several trademarks and brand names for distribution of sales to major retail chains both nationally and internationally. The company also intends to pursue long-term, growth oriented strategies to enhance its business activities.

    (a) EXHIBITS.

         Stock Purchase Agreement by and among American CinemaStores, Inc., and Susan Burrowes, Ltd.

               AMERICAN CINEMASTORES, INC., AND SUSAN BURROWES, LIMITED
                UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                        FOR THE PERIOD ENDED MAY 31, 1997 FOR


                                            AMERICAN         SUSAN                       PRO FORMA             PRO FORMA
                                          CINEMASTORES     BURROWES        COMBINED     ADJUSTMENTS             COMBINED
                                          ------------     --------        --------     -----------             --------
ASSETS
Current Assets
  Cash and equivalents . . . . . . . .     $ 1,401,185     $    3,656    $ 1,404,841    $(1,000,000)   (3)     $   404,841
  Accounts receivable (net). . . . . .         109,645        103,808        213,453                               213,453
  Notes receivable . . . . . . . . . .         300,000         50,080        350,080                               350,080
  Inventory (net). . . . . . . . . . .          77,849      1,979,000      2,056,849                             2,056,849
  Prepaid and other. . . . . . . . . .          28,633         94,493        123,126                               123,126
                                            -----------    ----------    -----------    -----------            -----------
Total current assets . . . . . . . . .       1,917,312      2,231,037      4,148,349     (1,000,000)             3,148,349
Property, plant and equipment (net). .          70,859        289,599        360,458         75,000    (4)         435,458
Goodwill . . . . . . . . . . . . . . .         427,685             --        427,685        909,000    (5)       1,336,685
Other assets . . . . . . . . . . . . .           7,333         28,847         36,180                                36,180
                                            -----------    ----------    -----------    -----------            -----------
TOTAL ASSETS . . . . . . . . . . . . .     $ 2,423,189     $2,549,483    $ 4,972,672    $   (16,000)            $4,956,672
                                            -----------    ----------    -----------    -----------            -----------
                                            -----------    ----------    -----------    -----------            -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable . . . . . . . . . .     $   126,885      1,392,847    $ 1,519,732    $  (600,000)   (3)     $   919,732
  Accrued liabilities. . . . . . . . .         107,726        104,903        212,629             --                212,629
  Notes payable, bank. . . . . . . . .         150,267         11,720        161,987             --                161,987
 Due to factor . . . . . . . . . . . .               -        909,122        909,122       (400,000)   (3)         509,122
                                            -----------    ----------    -----------    -----------            -----------
Total current liabilities. . . . . . .         384,878      2,418,592      2,803,470     (1,000,000)             1,803,470

Stockholders' equity
  Preferred stock. . . . . . . . . . .               5             --              5             --                      5
  Common stock . . . . . . . . . . . .          13,251         25,000         38,251        (24,800)   (6)          13,451
  Additional paid in capital . . . . .       9,579,724             --      9,579,724      1,114,691    (7)      10,694,415
  Retained earnings (deficit). . . . .      (7,554,669)       105,891     (7,448,778)      (105,891)   (8)      (7,554,669)
                                            -----------    ----------    -----------    -----------            -----------
TOTAL STOCKHOLDERS' EQUITY . . . . . .       2,038,311        130,891      2,169,202        984,000              3,153,202
                                            -----------    ----------    -----------    -----------            -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY . . . . . . . . . . . . . . . .     $ 2,423,189     $2,549,483    $ 4,972,672    $   (16,000)           $ 4,956,672
                                            -----------    ----------    -----------    -----------            -----------
                                            -----------    ----------    -----------    -----------            -----------




      SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                     STATEMENTS.

                 AMERICAN CINEMASTORES, INC. AND SUSAN BURROWES, LTD.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                             FOR THE TWELVE MONTHS ENDED
                                     MAY 31, 1997



                                            AMERICAN         SUSAN                        PRO FORMA               PRO FORMA
                                          CINEMASTORES      BURROWES       COMBINED      ADJUSTMENTS               COMBINED
                                          ------------      --------       --------      -----------              ---------
Net Sales. . . . . . . . . . . . . . .    $  1,675,350   $ 12,188,000   $ 13,863,350     $       --            $  13,863,350

Cost of Sales. . . . . . . . . . . . .       1,022,799      8,501,000      9,523,799       (300,000)   (9)         9,223,799
                                          ------------    -----------   ------------     ----------   ----      ------------

GROSS PROFIT . . . . . . . . . . . . .         652,551      3,687,000      4,339,551        300,000                4,639,551

Selling, general and administrative
  expenses . . . . . . . . . . . . . .       1,726,980      4,128,000      5,854,980       (635,000)   (9)         5,219,980
                                          ------------    -----------   ------------     ----------   ----      ------------

Income (loss) from
  operations . . . . . . . . . . . . .      (1,074,429)      (441,000)    (1,515,429)       935,000                 (580,429)


Interest Expense (Income). . . . . . .         (20,952)       380,000        359,048       (350,000)  (10)             9,048
                                          ------------    -----------   ------------     ----------   ----      ------------
Net income (loss):
  From operations. . . . . . . . . . .      (1,053,477)      (821,000)    (1,874,477)     1,285,000                 (589,477)
                                          ------------    -----------   ------------     ----------             ------------

  One time expense, acquisition expense
      write-off. . . . . . . . . . . .         347,243             --        347,243       (347,243)  (11)                --
                                          ------------    -----------   ------------     ----------   ----      ------------

Net income (loss). . . . . . . . . . .    $ (1,400,720)   $  (821,000)  $ (2,221,720)    $1,632,243             $   (589,477)
                                          ------------    -----------   ------------     ----------             ------------
                                          ------------    -----------   ------------     ----------             ------------

Net loss per share . . . . . . . . . .    $      (0.11)                                                         $      (0.04)
                                          ------------                                                          ------------
                                          ------------                                                          ------------
  Weighted average common
    shares outstanding . . . . . . . .      13,251,000                                                            13,451,000
                                          ------------                                                          ------------
                                          ------------                                                          ------------




SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                     STATEMENTS.

                             NOTES TO UNAUDITED PRO FORMA
                       CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION. The pro forma condensed combined historical financial statements are based on the assumptions that the acquisition of Susan Burrowes, Ltd. ("SBL") was effected by American CinemaStores, Inc. ("Company") providing $1,000,000 for working capital and 200,000 shares of the Company's common stock to the shareholder of SBL as the acquisition considerations, in exchange for all of the outstanding, capital stock of the SBL, pursuant to the terms of the Stock Purchase Agreement.

2. FEDERAL INCOME TAX STATUS OF THE TARGET COMPANIES. The Stockholder of SBL had elected under Subchapter S of the Internal Revenue Code of 1986, as amended, to include the income of SBL as their own for income tax purposes. For pro forma purposes, SBL has been treated as C-corporations. Considering the consolidated tax loss of the Company, no taxes have been provided for.

3. CASH AND CASH EQUIVALENTS - PRO FORMA ADJUSTMENT. The decrease in cash for the combined company is as result the Company providing $1,000,000 for working capital to SBL, as part of the acquisition agreement, as well as investment and legal fees of approximately $50,000.

4. PROPERTY, PLANT AND EQUIPMENT - PRO FORMA ADJUSTMENT. A revaluation of fixed assets whereby a higher valuation for such assets has been established resulted from the review of the recent audit and purchase price allocation.

5. GOODWILL - PRO FORMA ADJUSTMENT. An analysis of the components of goodwill is being made to determine the appropriate asset accounts to which such components should be allocated. The resulting amount of goodwill will be amortized over a period of 15 years.

6. COMMON STOCK - PRO FORMA ADJUSTMENT. The amount consist of (1) 200,000 shares issued upon the acquisition, less the elimination of the Target Companies' common stock upon combination.

7. ADDITIONAL PAID IN CAPITAL - Accounts for the $1,000,000 working capital and the 200,000 shares of common stock consideration for the acquisition.

8. RETAINED EARNINGS - PRO FORMA ADJUSTMENT. The amount consist of the elimination of SBL's retained earnings upon combination.

9. COST OF SALES AND SELLING, GENERAL AND ADMINISTRATIVE EXPENSES - Adjustments to reflect reduced payroll expenses as a result of layoffs and terminations of more than 40 people which have taken place with SBLand the Company as well as well as the Company's corporate restructure which has resulted in reduced rent, utilities and other overhead expenses.

10. INTEREST EXPENSE - Adjustment reflecting the virtual pay-off of factor bank debt upon the acquisition.

11. NON-RECURRING EXTRAORDINARY ITEM - These charges were of a non-recurring nature and should not be considered on a go forward pro forma basis.

                               SUSAN BURROWES, LIMITED
                                AUDITED BALANCE SHEET
                       FOR THE PERIOD ENDED FEBRUARY 28, 1997



 ASSETS

 Current Assets

   Cash and equivalents  . . . . . . . . . . . . . . . .          $     1,000

   Accounts receivable (net) . . . . . . . . . . . . . .               65,000

   Inventory (net) . . . . . . . . . . . . . . . . . . .            2,216,000

   Loan receivable, officer                                            75,000

   Prepaid and other . . . . . . . . . . . . . . . . . .              164,000
                                                                  -----------

 Total current assets  . . . . . . . . . . . . . . . . .            2,521,000

 Property, plant and equipment (net) . . . . . . . . . .              290,000

 Goodwill  . . . . . . . . . . . . . . . . . . . . . . .                   --

 Other assets  . . . . . . . . . . . . . . . . . . . . .               29,000
                                                                  -----------

 TOTAL ASSETS  . . . . . . . . . . . . . . . . . . . . .          $ 2,840,000
                                                                  -----------
                                                                  -----------


 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities

   Accounts payable  . . . . . . . . . . . . . . . . . .            1,373,000

   Accrued liabilities . . . . . . . . . . . . . . . . .              379,000

   Notes payable, bank . . . . . . . . . . . . . . . . .               18,000

  Due to factor  . . . . . . . . . . . . . . . . . . . .              955,000
                                                                  -----------

 Total current liabilities . . . . . . . . . . . . . . .            2,725,000



 Stockholders' equity

   Preferred stock . . . . . . . . . . . . . . . . . . .                   --

   Common Stock  . . . . . . . . . . . . . . . . . . . .               25,000

   Additional paid in capital  . . . . . . . . . . . . .                   --

   Retained earnings (deficit) . . . . . . . . . . . . .               90,000
                                                                  -----------

 TOTAL STOCKHOLDERS' EQUITY  . . . . . . . . . . . . . .              115,000
                                                                  -----------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  . . . . . .          $ 2,840,000
                                                                  -----------
                                                                  -----------

                             AMERICAN CINEMASTORES, INC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    On June 12, 1997, American CinemaStores, Inc. (The "Company") acquired 100% of the common stock of Susan Burrowes, Ltd., a California Corporation, ("SBL").

    (b) PRO FORMA FINANCIAL INFORMATION.

    Pro Forma financial statements for the period ended May 31, 1997, and the audited balance sheet for the 12 month period ending February 28, 1997, are being provided.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             AMERICAN CINEMASTORES, INC.



                             By: /S/ Christopher J. Ebert
                                ---------------------------------------------
                                Christopher J. Ebert, Chief Financial Officer

Date: June 27, 1997

                             AMERICAN CINEMASTORES, INC.

ITEM 2.  ACQUISITION OF ASSETS.

    The control of the assets of SBL represented by the acquisition of one hundred percent (100%) of the common stock of SBL was acquired by the Company on June 12, 1997, pursuant to the Stock Purchase Agreement. SBL is engaged in the design, manufacture, and distribution of moderately priced women's apparel items. SBL is engaged in the design, manufacture, and distribution of moderately priced women's apparel items. SBL was incorporated in California in 1978. The mailing address of SBL's executive offices is 2300 S. Eastern Avenue, City of Commerce, California 90040; the telephone number is (213) 725-4955.

    Currently, SBL's major business activities are focused in the design and merchandizing of wholesale women's apparel in the areas of career dressing for sizes ranging from petite, missy and women's, incorporating several trademarks and brand names for distribution of sales to major retail chains both nationally and internationally. The company also intends to pursue long-term, growth oriented strategies to enhance its business activities.

    (a) EXHIBITS.

         Stock Purchase Agreement by and among American CinemaStores, Inc., and Susan Burrowes, Ltd.